U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

Venture Lending & Leasing VIII, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-01162	47-3919702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

EXPLANATORY NOTE

On September 15, 2017, Venture Lending & Leasing VIII, Inc. (the “Fund”) filed a Current Report on Form 8-K to report the Fund’s entry into a material definitive agreement (Item 1.01).  The Fund is filing this Amendment No. 1 to the Current Report on Form 8-K/A to correct the stated amount of additional credit available to the Fund under the amended credit facility agreement reported at Item 1.01 and to clarify that Venture Lending & Leasing VIII, LLC is a party to the agreement.

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2016, Venture Lending & Leasing VIII, Inc. (the “Fund”) and Venture Lending & Leasing VIII, LLC (the “LLC”) entered into an agreement with Wells Fargo Bank, N.A., Wells Fargo Securities, LLC, MUFG Union Bank, N.A., Bank of America N.A. and ZB, N.A., doing business as California Bank & Trust, that established a secured, syndicated revolving credit facility in an initial amount of up to $150,000,000 (the “Loan and Security Agreement”).

On September 11, 2017, the Fund and the LLC entered into a First Amendment to the Loan and Security Agreement with Wells Fargo Bank, N.A., Wells Fargo Securities, LLC, MUFG Union Bank, N.A., ING Capital, LLC, and ZB, N.A., doing business as California Bank & Trust, with participation from Bank of America N.A., Everbank Commercial Finance, Inc., First Bank, Bank Leumi USA, HSBC Bank USA, N.A., and Umpqua Bank, that (i) increased the size of the facility to $280,000,000, and (ii) amended the interest rate options and commitment fee (the “Amended Loan Agreement”).

Under the Amended Loan Agreement, the Fund will pay interest on amounts borrowed, at its option, at an annual rate equal to either (i) the Reference Rate plus 1.75%, (ii) LIBOR plus 2.75%, or (iii) the LIBOR Market Index Rate plus 2.75%, provided that under certain market conditions, the aggregate amount of LIBOR Market Index Rate Loans outstanding at any time may not exceed $25,000,000. The Fund will pay a quarterly commitment, or “unused line,” fee under the Amended Loan Agreement. When the Fund is using more than 50% of the maximum amount available under the Amended Loan Agreement, the applicable unused line fee will be 0.25% of the unused portion of the loan facility; otherwise, the applicable unused line fee will be 0.50% of the unused portion.

The Amended Loan Agreement has a term of three years and will expire on September 11, 2020.

An additional $75,000,000 is potentially available to the Fund, subject to further negotiation and credit approval, through an accordion provision contained in the Amended Loan Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING VIII, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Martin D. Eng
Maurice C. Werdegar	Martin D. Eng
President and Chief Executive Officer	Vice President, Chief Financial Officer and Secretary
Date: October 27, 2017	Date: October 27, 2017